UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2015

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5721 SE Columbia Way, Suite 200

Vancouver, WA 98661

(360) 397-6250

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 9, 2015, Northwest Pipe Company (the “Company”) and Bank of America, N.A., U.S. Bank National Association, MUFG Union Bank, N.A., Bank of the West, and Wells Fargo Bank, National Association (together, the “Lenders”) entered into a Temporary Waiver Agreement (the “Waiver”) with respect to the Second Amended and Restated Credit Agreement dated as of October 24, 2012 (the “Credit Agreement.”) A copy of the Credit Agreement was filed as an exhibit to the Form 8-K filed by the Company on October 29, 2012.

In the Waiver, the Company acknowledged that it failed to comply with two financial covenants with respect to the fiscal quarter ending September 30, 2015, and the Lenders agreed to waive their rights to take action related to noncompliance with the financial covenants through October 31, 2015. The Waiver also limits outstanding commitments under the Credit Agreement to not more than $25,000,000 through October 31, 2015. As of October 12, 2015, the Company has no outstanding borrowings on the Credit Agreement, but does have two outstanding letters of credit issued under the Credit Agreement, in the aggregate amount of $2,100,000.

The foregoing description of the Temporary Waiver Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Temporary Waiver Agreement which is filed herewith as Exhibit 10.1 to this Report, and is incorporated herein by reference.

Item 8.01	OTHER EVENTS

The Company is currently in the process of arranging a new credit facility to replace the existing Credit Agreement. This process is expected to be completed by October 31, 2015. However, there can be no assurance that the new credit facility will be obtained on acceptable terms, or by a particular date.

Under cross-default provisions, the Company’s noncompliance with the financial covenants described in Item 1.01 has resulted in events of default with respect to certain of its outstanding lease agreements. The Company has begun the process of obtaining waivers from the lessor. At this time, the Company does not expect the resolution of these lease defaults to have an adverse effect on our business, financial position, results of operations or cash flows.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
10.1	Temporary Waiver Agreement dated October 9, 2015, among Northwest Pipe Company, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent for the Lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on October 13, 2015.

NORTHWEST PIPE COMPANY
(Registrant)

By	/S/ Robin Gantt

Robin Gantt,
Senior Vice President, Chief Financial Officer and Corporate Secretary